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CUSIP No. 67612W108

                        AGREEMENT CONCERNING JOINT FILING
                       OF AMENDMENT NO. 1 TO SCHEDULE 13D

            The undersigned agree as follows:

            (i) each of them is individually eligible to use Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

            (ii) each of them is responsible for the timely filing of such
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

            Dated November 23, 2004

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                                  V. PREM WATSA

                                  /s/ V. Prem Watsa
                                  ----------------------------------------------

                                  1109519 ONTARIO LIMITED

                                  By: /s/ V. Prem Watsa
                                      ------------------------------------------
                                      Name: V. Prem Watsa
                                      Title: President

                                  THE SIXTY TWO INVESTMENT
                                  COMPANY LIMITED

                                  By: /s/ V. Prem Watsa
                                      ------------------------------------------
                                      Name: V. Prem Watsa
                                      Title: President

                                  810679 ONTARIO LIMITED

                                  By: /s/ V. Prem Watsa
                                      ------------------------------------------
                                      Name: V. Prem Watsa
                                      Title: President

                                  FAIRFAX FINANCIAL HOLDINGS LIMITED

                                  By: /s/ Eric P. Salsberg
                                      ------------------------------------------
                                      Name: Eric P. Salsberg
                                      Title: Vice President, Corporate Affairs

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                                  FFHL GROUP LTD.

                                  By: /s/ Eric P. Salsberg
                                      ------------------------------------------
                                      Name: Eric P. Salsberg
                                      Title: Vice President

                                  FAIRFAX INC.

                                  By: /s/ Eric P. Salsberg
                                      ------------------------------------------
                                      Name: Eric P. Salsberg
                                      Title: Vice President

                                  FAIRFAX FINANCIAL (US) LLC.

                                  By: /s/ Bradley P. Martin
                                      ------------------------------------------
                                      Name: Bradley P. Martin
                                      Title: Vice President

                                  TIG HOLDINGS, INC.

                                  By: /s/ R. Scott Donovan
                                      ------------------------------------------
                                      Name: R. Scott Donovan
                                      Title: President

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                                  TIG INSURANCE GROUP

                                  By: /s/ R. Scott Donovan
                                      ------------------------------------------
                                      Name: R. Scott Donovan
                                      Title: President

                                  TIG INSURANCE COMPANY

                                  By: /s/ R. Scott Donovan
                                      ------------------------------------------
                                      Name: R. Scott Donovan
                                      Title: President

                                  ORH HOLDINGS INC.

                                  By: /s/ Eric P. Salsberg
                                      ------------------------------------------
                                      Name: Eric P. Salsberg
                                      Title: Vice President

                                  UNITED STATES FIRE INSURANCE COMPANY

                                  By: /s/ Mary Jane Robertson
                                      ------------------------------------------
                                      Name: Mary Jane Robertson
                                      Title: Senior Executive Vice President,
                                             Chief Financial Officer & Treasurer